United States
                       Securities and Exchange Commission
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 8, 2004
                                                        -----------------

                            Lakeland Industries, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     0-15535                   13-3115216
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(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)

               711-2 Koehler Avenue, Ronkonkoma, NY   11779-7410
               -------------------------------------------------
              (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (631) 981-9700
                                                            -------------

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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2

Item 2.02. Results of Operations and Financial Condition.

     On September 8, 2004, Lakeland Industries, Inc. ("Lakeland") issued a press release reporting earnings for the quarter ended July 31, 2004. The information in this Form 8-K and the Exhibits attached hereto shall be deemed "furnished" and not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any company filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements:

               None.

          (b)  Pro Forma Financial Information:

               None.

          (c)  Exhibits:


               99.1 Press Release dated September 8, 2004 issued by Lakeland Industries, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  LAKELAND INDUSTRIES, INC.


Date: September 8, 2004           By:  /s/ Christopher J. Ryan
                                       ----------------------------------------
                                       Christopher J. Ryan
                                       President

                                  EXHIBIT INDEX

Exhibit
Number                                 Description
------         -----------------------------------------------------------------

 99.1 Press release issued by Lakeland Industries, Inc., dated September 8, 2004, titled "Lakeland Industries Announces Offering Earnings; Earnings Up 15.4% For the Quarter Ended July 31, 2004."